                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 28, 1996



                       GE CAPITAL MORTGAGE SERVICES, INC.
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
          issuance of a Series of Mortgage Pass-Through Certificates)


                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
              (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)


      New Jersey                    33-5042                   21-0627285
      ----------                    -------                   ----------
   (State or Other                (Commission              (I.R.S. Employer
   Jurisdiction of                 File Number)           Identification No.)
    Incorporation)



              Three Executive Campus
              Cherry Hill, New Jersey                  08002
              -----------------------                  -----
             (Address of Principal                   (Zip Code)
              Executive Offices)


                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events

     On May 28, 1996 GE Capital Mortgage Services, Inc. ("GECMSI") Passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.


Series         Distribution on Series
- ------         ----------------------

Series 1995-01     $9,001,468.07
                   -------------
Series 1995-02     $3,200,632.15
                   -------------
Series 1995-03     $1,613,143.90
                   -------------
Series 1995-04     $1,559,975.29
                   -------------
Series 1995-05     $2,038,875.60
                   -------------
Series 1995-06     $1,946,776.39
                   -------------
Series 1995-07     $5,117,077.02
                   -------------
Series 1995-HE-1   $3,910,250.48
                   -------------
Series 1995-08     $7,032,137.72
                   -------------
Series 1995-10     $1,574,336.97
                   -------------
Series 1995-09     $4,262,851.06
                   -------------
Series 1995-11     $3,963,840.28
                   -------------
Series 1996-01     $1,996,510.05
                   -------------
Series 1996-02     $4,606,658.81
                   -------------
Series 1996-03     $3,779,311.47
                   -------------
Series 1996-05     $3,385,808.86
                   -------------
Series 1996-04     $3,781,560.33
                   -------------
Series 1996-07     $2,920,999.80
                   -------------
Series 1996-HE-1   $2,281,530.41
                   -------------
Series 1996-06     $3,866,267.47

                   -------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and "Monthly Statement" filed as part of this Report.

Series               Exhibit No.               Description
- ------               -----------               -----------

Series 1995-01          99.1            Servicer's Certificate
                        99.2            Monthly Statement

Series 1995-02          99.3            Servicer's Certificate
                        99.4            Monthly Statement

Series 1995-03          99.5            Servicer's Certificate
                        99.6            Monthly Statement

Series 1995-04          99.7            Servicer's Certificate
                        99.8            Monthly Statement

Series 1995-05          99.9            Servicer's Certificate
                        99.10           Monthly Statement

Series 1995-06          99.11           Servicer's Certificate
                        99.12           Monthly Statement

Series 1995-07          99.13           Servicer's Certificate
                        99.14           Monthly Statement

Series 1995-HE-1        99.15           Servicer's Certificate
                        99.16           Distribution Date Statement

Series 1995-08          99.17           Servicer's Certificate
                        99.18           Monthly Statement

Series 1995-10          99.19           Servicer's Certificate
                        99.20           Monthly Statement

Series 1995-09          99.21           Servicer's Certificate
                        99.22           Monthly Statement

Series 1995-11          99.23           Servicer's Certificate
                        99.24           Monthly Statement

Series 1996-01          99.25           Servicer's Certificate
                        99.26           Monthly Statement

Series 1996-02          99.27           Servicer's Certificate
                        99.28           Monthly Statement

Series 1996-03          99.29           Servicer's Certificate
                        99.30           Monthly Statement

Series 1996-05          99.31           Servicer's Certificate
                        99.32           Monthly Statement

Series 1996-04          99.33           Servicer's Certificate
                        99.34           Monthly Statement

Series 1996-07          99.35           Servicer's Certificate
                        99.36           Monthly Statement

Series 1996-HE-1        99.37           Servicer's Certificate
                        99.38           Distribution Date Statement

Series 1996-06          99.39           Servicer's Certificate
                        99.40           Monthly Statement

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                GE CAPITAL MORTGAGE SERVICES, INC.



                By:     /s/  Karen Pickett
                        ------------------------------
                Name:   Karen Pickett
                Title:  Vice President,
                        Investor Operations


Dated as of: May 28, 1996

                                 EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
- -----------     -----------

99.1            Series 1995-01 Servicer's Statement

99.2            Series 1995-01 Monthly Statement

99.3            Series 1995-02 Servicer's Statement

99.4            Series 1995-02 Monthly Statement

99.5            Series 1995-03 Servicer's Statement

99.6            Series 1995-03 Monthly Statement

99.7            Series 1995-04 Servicer's Statement

99.8            Series 1995-04 Monthly Statement

99.9            Series 1995-05 Servicer's Statement

99.10           Series 1995-05 Monthly Statement

99.11           Series 1995-06 Servicer's Statement

99.12           Series 1995-06 Monthly Statement

99.13           Series 1995-07 Servicer's Statement

99.14           Series 1995-07 Monthly Statement

99.15           Series 1995-HE-1 Servicer's Statement

99.16           Series 1995-HE-1 Distribution Date Statement

99.17           Series 1995-08 Servicer's Statement

99.18           Series 1995-08 Monthly Statement

99.19           Series 1995-10 Servicer's Statement

99.20           Series 1995-10 Monthly Statement

                                EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
- -----------     -----------

99.21           Series 1995-09 Servicer's Statement

99.22           Series 1995-09 Monthly Statement

99.23           Series 1995-11 Servicer's Statement

99.24           Series 1995-11 Monthly Statement

99.25           Series 1996-01 Servicer's Statement

99.26           Series 1996-01 Monthly Statement

99.27           Series 1996-02 Servicer's Statement

99.28           Series 1996-02 Monthly Statement

99.29           Series 1996-03 Servicer's Statement

99.30           Series 1996-03 Monthly Statement

99.31           Series 1996-05 Servicer's Statement

99.32           Series 1996-05 Monthly Statement

99.33           Series 1996-04 Servicer's Statement

99.34           Series 1996-04 Monthly Statement

99.35           Series 1996-07 Servicer's Statement

99.36           Series 1996-07 Monthly Statement

                                EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
- -----------     -----------

99.37           Series 1996-HE-1 Servicer's Statement

99.38           Series 1996-HE-1 Monthly Statement

99.39           Series 1996-06 Servicer's Statement


99.40           Series 1996-06 Monthly Statement